UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 18, 2010

Alaska Pacific Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Alaska	0-26003	92-0167101
State or other jurisdiction of Incorporation	Commission File Number	(I.R.S. Employer Identification No.)

2094 Jordan Avenue, Juneau, Alaska		99801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number (including area code) (907) 789-4844

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of Alaska Pacific Bancshares, Inc. (“Company”) was held on May 18, 2010.

(b)
There were a total of 654,486 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 500,879 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of stockholders:

Proposal 1.  Election of Directors.  The following individuals were elected as directors for the terms indicated:

	FOR		WITHHELD		BROKER NON-VOTES
	No. of votes	Percentage of outstanding shares	No. of votes	Percentage of outstanding shares	No. of votes
Three year terms:
William A. Corbus	215,686	89.98%	24,024	10.02%	261,169
Maxwell S. Rule	215,386	89.85%	24,324	10.15%	261,169
Linda C. Thomas	215,639	89.96%	24,071	10.04%	261,169

One year term:
Doug Andrew	207,501	86.56%	32,209	13.44%	261,169

Based on the votes set forth above, Messrs. Corbus, Rule and Ms. Thomas were duly elected to serve as directors of the Company for a three year term expiring at the annual meeting of stockholders in 2013, and Mr. Andrew was duly elected to serve as a director of the Company for a one year term expiring at the annual meeting of stockholders in 2011; each to serve until their respective successors have been duly elected and qualified.

The terms of Directors Craig E. Dahl, Hugh N. Grant, William J. Schmitz, Scott C. Milner and BethAnn Chapman continued.

Proposal 2.  Advisory approval of the compensation of the Company’s named executive officers. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
13.44%	62,358	44,903	0

Based on the votes set forth above, the compensation of the Company’s named executive officers was approved by stockholders.

Proposal 3.   Ratification of the appointment of Moss Adams LLP as the Company’s independent auditors for the year ending December 31, 2010.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
445,310	28,629	26,940	0

Based on the votes set forth above, the appointment of Moss Adams LLP as the Company’s independent auditors to serve for the year ending December 31, 2010 was duly ratified by the stockholders.

For additional information regarding the Annual Meeting, see the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

(c)           None.

Item 8.01 Other Events

In connection with the Annual Meeting, the Board of Directors appointed William A. Corbus as Chairman of the Company’s Board of Directors.  A press release regarding Mr. Corbus’s appointment is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is being filed herewith and this list shall constitute the exhibit index:

99.1	Press Release of Alaska Pacific Bancshares, Inc. dated May 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALASKA PACIFIC BANCSHARES, INC.

DATE: May 19, 2010	By: /s/Craig E. Dahl
Craig E. Dahl
President and Chief Executive Officer